UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2026

Feel The World, Inc.

D.B.A XERO Shoes

(Exact name of registrant as specified in its charter)

Delaware	000-56848	27-4419848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Interlocken Parkway, Suite 100
Broomfield, Colorado 80021

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (303) 447-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

(b) Resignation of Chief Financial Officer

On September 21, 2026, Heidi Huntington, the Chief Financial Officer of Feel the World Inc. (the “Company”), notified the Company of her intent to resign from her position effective as of the close of business on October 16, 2026. Ms. Huntington indicated that her decision to resign was made in order to pursue other professional opportunities and was not the result of any disagreement with the Company on any matter, or relating to its operations, policies, or practices.

(c) Appointment of Chief Financial Officer

On October 16, 2026, the Company’s board of directors (the “Board of Directors”) appointed Zachary Guzy as Chief Financial Officer of the Company, effective upon the resignation of Ms. Huntington.

Mr. Guzy brings broad financial and operational leadership experience across e-commerce, consumer products, manufacturing, distribution, and international businesses. Most recently, he served as Chief Financial Officer of Enthusiast Auto Holdings, a private-equity-backed e-commerce company. He also previously served as Chief Financial and Operations Officer of mDesign Global and held senior finance leadership positions with TCP International Holdings and The Lubrizol Corporation.

Mr. Guzy will receive an annual base salary of $290,000 and will be eligible to participate in the Company’s annual bonus plan and in the Company’s equity compensation plans commensurate with all other officers.

There are no arrangements or understandings between Mr. Guzy and any other persons pursuant to which he was selected as an officer, he has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2026	Feel the World, Inc.

	By:	/s/ Sue Rechner
Sue Rechner Chief Executive Officer